ACQUISITIONS AND OTHER SIGNIFICANT TRANSACTIONS - Pro Farm Group, Inc (Details) - Pro Farm Group, Inc $ in Thousands	Jul. 12, 2022 patent	Jul. 12, 2021 USD ($)
ACQUISITIONS AND OTHER SIGNIFICANT TRANSACTIONS
Exchange ratio	0.088
Number of patents held | patent	343
Consideration of payment
Shares issued		$ 154,795
Assumed RSU & Stock options		1,620
Cash payment		29
Total consideration		$ 156,444